UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Health Care REIT, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 1, 2014.

Meeting Information
HEALTH CARE REIT, INC.	Meeting Type: Annual Meeting
For holders as of: March 4, 2014
Date: May 1, 2014 Time: 10:00 AM Eastern Time
Location: Bruce G. Thompson Auditorium
Health Care REIT, Inc.’s headquarters
4500 Dorr Street Toledo, Ohio 43615

You are receiving this communication because you hold shares in the company named above.

HEALTH CARE REIT, INC. 4500 DORR STREET TOLEDO, OHIO 43615	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. Notice of Annual Meeting of Shareholders and Proxy Statement

  2. 2013 Annual Report

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 17, 2014 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to be able to attend the meeting and vote in person, please call (419) 247-2800 or write to the SeniorVice President-Administration and Corporate Secretary, Health Care REIT, Inc., 4500 Dorr Street, Toledo, Ohio 43615.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of ten directors to hold office until the next annual meeting of shareholders.

Nominees:

1a.	William C. Ballard, Jr.

1b.	George L. Chapman

1c.	Thomas J. DeRosa

1d.	Jeffrey H. Donahue

1e.	Peter J. Grua

1f.	Fred S. Klipsch

1g.	Timothy J. Naughton

1h.	Sharon M. Oster

1i.	Judith C. Pelham

1j.	R. Scott Trumbull

The Board of Directors recommends you vote FOR the following proposals:

2.	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2014;

3.	Approval of the compensation of the Named Executive Officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC; and

4.	The approval of an amendment to the Second Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 400,000,000 to 700,000,000 for general corporate purposes.

NOTE: The proxies named in the proxy card are authorized to vote in their discretion upon any other business as may properly come before the meeting or any adjournment thereof.

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